Exhibit 10.20

                            COVENANT NOT TO COMPETE

      This Covenant Not To Compete is entered into on March 30, 2007, by ELITE AUTOMOTIVE GROUP LLC, an Oklahoma limited liability company ("SELLER"), and STEPHEN J. STEARMAN ("STEVE"), PAULA L. STEARMAN ("PAULA") AND JAMES C. BRUNSON ("JAMES") (Steve, Paula and James are sometimes referred to individually as a "MEMBER", and sometimes collectively as the "MEMBERS") and ALL NIGHT AUTO OF OKLAHOMA, INC., a Michigan corporation ("BUYER").

                                    RECITALS:

      A. Seller owns and operates three automotive service and retail sales centers as a franchisee of Midnight Auto Franchise Corporation (as a whole, the "Business," and individually, the "Businesses").

      B.    Seller operates the Business from three locations:

            7311 North MacArthur Blvd., Warr Acres, OK ("Warr Acres"); 1121 Rambling Oaks Drive, Norman, OK ("Norman"); and 539 South Mustang Road, Yukon, OK ("Yukon").

      C. Members own all of the issued and outstanding membership interests of Seller.

      D. Pursuant to an Asset Purchase Agreement dated of even date herewith (the "Asset Purchase Agreement"), Buyer is purchasing the Businesses from Seller. In connection with that purchase (and as a condition precedent to Buyer's obligation to purchase), Seller and the Members have agreed to refrain from competing with the Buyer in its operation of automotive service and retail sales centers in Oklahoma, on the terms set forth below.

      E.    Certain capitalized terms are defined in the Asset Purchase
            Agreement.

      In consideration of the above premises and the mutual promises set forth in the Asset Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to the following:

      1. COVENANT NOT TO COMPETE. To induce Buyer to enter into the Asset Purchase Agreement, Seller and each of the Members, jointly and severally agree that:

            (a) During the period of five (5) years following the date of this Agreement (the "Restricted Period"), none of them shall, directly or indirectly, as employee, agent, consultant, stockholder, director, co-partner or in any other individual or representative capacity, own, operate, manage, control, engage in, invest in or participate in any manner in, act as a consultant or advisor to, render services for (alone or in association with any person, firm, corporation or entity), or otherwise assist any person or entity (other than the Buyer) that engages in or owns, invests in, operates, manages or controls any venture or enterprise that directly or indirectly engages or proposes to engage the automotive repair business, or the sale of automotive aftermarket parts or accessories and which

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Elite Automotive Group, LLC and its Members                          Page 1 of 5

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      conducts (or proposes to conduct) business anywhere within a 10 mile radius around any retail store or automotive service center operated, franchised, or supplied by the Buyer or its affiliates (or potential retail store or automotive service center locations which the Buyer plans to open, build, operate, franchise or supply as of the end of the Restricted Period if the Buyer has taken more than one affirmative act in effecting such plans) in the State of Oklahoma (the "Territory"); PROVIDED, HOWEVER, that nothing contained herein shall be construed to prevent the Members from investing in the stock or other securities of any competing corporation or entity listed on a national securities exchange or traded in the over-the-counter market, but only if the Members are not actively involved in the business of said corporation or entity and if the Members and their associates (as such term is defined in Regulation 14(A) promulgated under the Securities Exchange Act of 1934, as in effect on the date of this Agreement), collectively, do not own more than an aggregate of five (5%) percent of the stock of such corporation ("Permitted Investments").

            (b) In the event that any term or provision of this Agreement shall be determined to be illegal or unenforceable, such illegal or unenforceable term or provision shall not affect the validity or enforceability of any other term or provision hereof. In addition, if any provision of this Agreement may be modified by a court of competent jurisdiction such that it may be enforced, then the provision shall be so modified and as modified shall be fully enforced.

            (c) In the event of a breach (or attempted breach) of any of the provisions of this Agreement, Buyer will be irreparably harmed and its damages will be substantial and difficult, if not impossible, to ascertain, and money damages may not afford it adequate relief. Accordingly, Seller and each Member hereby consents that in the event of such a breach (or attempted breach) by either or both of them ("Breaching Party(ies)"), upon application by Buyer to any court of competent jurisdiction, such court shall grant Buyer injunctive relief against the Breaching Party(ies), both temporary and permanent, as the case may be, to prevent or restrain such breach (or attempted breach) or the continuance of such breach, in addition to any damages attainable or available to Buyer at law. Seller and each of the Members further agree that the time period of five (5) years as set forth in subparagraph (a) above shall automatically be extended for a period of time equal to the time that such Breaching Party(ies) is in default of this subparagraph.

            (d) Notwithstanding anything in the Asset Purchase Agreement or elsewhere in this Agreement to the contrary, should the Buyer, the Guarantors or any of their affiliates, successors or assigns breach any provision of this Agreement or the Additional Agreements, with the exception of the Employment Agreement, which breach is not cured within fifteen (15) Business Days written notice by the Seller or a Member to the breaching party, this Agreement shall become void as of the end of the fifteen (15) Business Day notice period unless otherwise agreed to in writing by the parties. The voiding of this Agreement shall not diminish or otherwise adversely affect the Seller's or the Members' right to bring an action to for that breach.

2. MISCELLANEOUS..

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      2.1   NOTICES. All notices, consents, waivers, requests, demands and other communications permitted under or required pursuant to this Agreement shall be in writing and shall be deemed given to a party when (a) delivered to the appropriate address by hand delivery or by nationally recognized overnight courier service (costs prepaid), (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment, or (c) received or rejected by the addressee, if sent postage prepaid by certified or registered mail, return receipt requested, in each case to the parties at the addresses, facsimile numbers or e-mail addresses and marked to the attention of the person (by name or title) designated below, or at such other address, facsimile number or e-mail address as a party may designate by written notice given to the other parties as provided in this Section 2.1:

              If to Seller:                      With a required copy to:

              Stephen J. Stearman                Phil Sears, Esquire
              9633 Southwest 33rd Street         McAfee & Taft, P.C.
              Oklahoma City, OK 73179            10th Floor, 2 Leadership Square
                                                 211 N. Robinson
                                                 Oklahoma City, OK 73102-7103

              If to Buyer:                       With a required copy to:

              Nicholas A. Cocco                  Enterprise Law Partners, PLLC
              Chairman, President & CEO          7457 Franklin Road, Suite 250
              Midnight Holdings Group, Inc.      Bloomfield Hills, MI 47301
              22600 Hall Road, Suite 205         Attn: Richard Bruder
              Clinton Township, MI 48036

      2.2 HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

      2.3 GOVERNING LAW; FORUM SELECTION. This Agreement has been executed in, and is to be construed and enforced in accordance with the laws of, the State of Michigan without regard to the conflicts of law principles.

      2.4 COUNTERPARTS. This Agreement may be executed in counterparts, each of which is deemed an original and all of which together are considered one and the same agreement. Photostatic or facsimile reproductions of this Agreement may be made and relied on to the same extent as originals.

      2.5 WAIVER. A party's waiver of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent or similar breach.

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      2.6   AMENDMENT. This Agreement may only be amended by written agreement executed by all of the parties.

      2.7 AMBIGUITY. Each of the parties acknowledges that they and their counsel have reviewed this Agreement and suggested changes to its language. Therefore, any rule of construction that any ambiguity shall be construed against the drafter of this Agreement shall not apply in interpreting the provisions of this Agreement.

      2.8 WAIVER OF JURY TRIAL: THE PARTIES ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF ANY LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO: (i) THIS AGREEMENT; OR (ii) ANY OF THE TRANSACTIONS OR OTHER AGREEMENTS CONTEMPLATED BY THIS AGREEMENT.

                           [SIGNATURES ON NEXT PAGE]

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Elite Automotive Group, LLC and its Members                          Page 4 of 5

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      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

SELLER:                                        BUYER:

ELITE AUTOMOTIVE GROUP, LLC                    ALL NIGHT AUTO OF OKLAHOMA, INC.

By: __________________________________         By: _____________________________
    Stephen J. Stearman, Sole Manager              Nicholas A. Cocco, President

MEMBERS:

_________________________________
Stephen J. Stearman, Individually

_________________________________
Paula L. Stearman, Individually

_________________________________
James C. Brunson, Individually

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